UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

AMENDMENT NO. 1 TO
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Original Report (earliest event reported): November 2, 2010

APPLE REIT NINE, INC.
(Exact name of registrant as specified in its charter)

Virginia	000-53603	26-1379210
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification Number)

814 East Main Street, Richmond, Virginia	23219
(Address of principal executive offices)	(Zip Code)

(804) 344-8121
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

          Apple REIT Nine, Inc. hereby amends Item 9.01 of its Current Report on Form 8-K dated November 2, 2010 and filed (by the required date) on November 5, 2010 for the purpose of filing certain financial statements and information. In accordance with Rule 12b-15 under the Securities Exchange Act of 1934, as amended, this Amendment No. 1 sets forth the complete text of the item as amended.

Item 9.01	Financial Statements and Exhibits.

(a)	Financial statements of businesses acquired.

White Lodging Hotels Portfolio (16 Hotels)

(Audited)

(b)	Pro forma financial information.

The below pro forma financial information pertains to the hotels referred to in the financial statements (see (a) above).

Apple REIT Nine, Inc. (Unaudited)

Pro Forma Condensed Consolidated Balance Sheet as of September 30, 2010	21
Notes to Pro Forma Condensed Consolidated Balance Sheet	23
Pro Forma Condensed Consolidated Statements of Operations for the Nine Months Ended September 30, 2010 and the Twelve Months Ended December 31, 2009	24
Notes to Pro Forma Condensed Consolidated Statements of Operations	27

(c)	Shell company transactions.

Not Applicable.

(d)	Exhibits.

None

REPORT OF INDEPENDENT AUDITORS

Members of the Board of Directors
Apple REIT Nine, Inc.
Richmond, Virginia

We have audited the accompanying combined balance sheets of White Lodging Hotel Entities, as defined in Note 1, as of December 31, 2009 and 2008, and the related statements of operations, statements of members’/partners’ equity and accumulated comprehensive loss, and cash flows for the years ended December 31, 2009 and 2008. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the combined financial statements referred to above present fairly, in all material respects, the financial position of White Lodging Hotel Entities at December 31, 2009 and 2008 and the results of its operations and its cash flows for the years ended December 31, 2009 and 2008 in conformity with accounting principles generally accepted in the United States of America.

/s/ Crowe Horwath LLP

Oak Brook, Illinois
December 13, 2010

WHITE LODGING HOTEL ENTITIES
COMBINED BALANCE SHEETS
December 31, 2009 and 2008

	2009	2008

ASSETS
Current assets
Cash and cash equivalents	$5,370,137	$2,314,771
Escrow – tax and insurance	1,300,862	409,750
Accounts receivable	1,060,876	622,116
Prepaid expenses	262,426	185,732
Due from affiliated company	1,599,087	947,065

Total current assets	9,593,388	4,479,434

Property and equipment (Note 3)
Property and equipment	239,758,624	204,353,814
Accumulated depreciation	(32,153,524)	(14,154,408)

	207,605,100	190,199,406

Other assets
Restricted cash – escrow	1,086,391	374,672
Franchise fees, net of amortization	869,661	910,031
Deferred loan costs, net of amortization	1,542,215	1,909,124
Operating supplies	276,809	186,388
Deposits	274,271	618,567
Licenses	15,500	15,500

	4,064,847	4,014,282

	$221,263,335	$198,693,122

LIABILITIES AND MEMBERS’/PARTNERS’ EQUITY
Current liabilities
Current portion of long-term debt (Note 6)	$5,060,801	$3,748,308
Current portion of the fair value of interest rate swap	500,000	560,057
Accounts payable	406,310	406,972
Due to affiliated company (Note 5)	333,460	8,050,732
Accrued payroll and payroll taxes	372,003	589,660
Accrued property taxes	2,151,161	946,283
Other accrued expenses	1,298,011	1,886,995

Total current liabilities	10,121,746	16,189,007

Fair value of interest rate swap (Note 8)	222,522	516,444
Long-term debt (Note 6)	190,324,101	150,999,079

Members’/partners’ equity	21,317,488	32,065,093
Accumulated comprehensive loss	(722,522)	(1,076,501)

Total members’/partners’ equity	20,594,966	30,988,592

	$221,263,335	$198,693,122

See accompanying notes to combined financial statements.

4

WHITE LODGING HOTEL ENTITIES
COMBINED STATEMENTS OF OPERATIONS
Years ended December 31, 2009 and 2008

	2009	2008

Revenue
Rooms	$34,066,180	$19,491,606
Food and beverage	2,251,718	1,143,964
Telephone	104,202	80,007
Vending, rent, and other	740,018	769,317

Total revenue	37,162,118	21,484,894

Department expense
Rooms	7,826,612	4,537,793
Food and beverage	1,637,303	996,670
Telephone	334,457	172,689
Vending, rent, and other	426,204	551,331

Total department expense	10,224,576	6,258,483

Department profit	26,937,542	15,226,411

Undistributed expenses
Administrative and general	3,683,325	2,482,295
Sales and promotion	3,342,927	1,873,871
Franchise fees	1,175,458	657,796
Utilities	2,059,100	1,249,746
Repairs and maintenance	1,571,890	1,006,669

Total undistributed expenses	11,832,700	7,270,377

House profit	15,104,842	7,956,034

Other expenses
Property tax	2,883,283	1,349,485
Property insurance	532,048	290,909

Income before management fees and other expense	11,689,511	6,315,640

Management fees	1,288,103	730,197

Income before other expense	10,401,408	5,585,443

Other (income) expense
Depreciation and amortization	18,472,740	12,820,543
Interest expense (net)	4,806,494	3,606,097
Preopening expenses	1,458,905	2,654,662
Other	(139,126)	323,128

Total other expense	24,599,013	19,404,430

Net loss	$(14,197,605)	$(13,818,987)

See accompanying notes to combined financial statements.

5

WHITE LODGING HOTEL ENTITIES COMBINED STATEMENTS OF MEMBERS’/PARTNERS’ EQUITY AND ACCUMULATED COMPEHENSIVE LOSS Years ended December 31, 2009 and 2008

	Members/ Partners’ Equity	Accumulated Comprehensive Loss	Total Members’/ Partners’ Equity	Compre- hensive Loss

Balances, January 1, 2008	$38,484,680	$—	$38,484,680

Contributions from members	8,699,400	—	8,699,400

Distributions to members	(1,300,000)	—	(1,300,000)

Comprehensive loss:
Net loss	(13,818,987)	—	(13,818,987)	$(13,818,987)
Unrealized loss on hedging activities, net	—	(1,076,501)	(1,076,501)	(1,076,501)

Total comprehensive loss				$(14,895,488)

Balances, December 31, 2008	32,065,093	(1,076,501)	30,988,592

Contributions from members/partners	3,750,000	—	3,750,000

Distributions to members	(300,000)	—	(300,000)

Comprehensive loss:
Net loss	(14,197,605)	—	(14,197,605)	$(14,197,605)
Unrealized gain on hedging activities, net	—	353,979	353,979	353,979

Total comprehensive loss				$(13,843,626)

Balances, December 31, 2009	$21,317,488	$(722,522)	$20,594,966

See accompanying notes to combined financial statements.

6

WHITE LODGING HOTEL ENTITIES COMBINED STATEMENTS OF CASH FLOWS Years ended December 31, 2009 and 2008

	2009	2008

Cash flows from operating activities
Net loss	$(14,197,605)	$(13,818,987)
Adjustments to reconcile net loss to net cash provided by (used in) operating activities
Depreciation	17,999,116	12,617,222
Amortization	473,624	203,321
Increase in assets
Escrow – tax and insurance	(891,111)	(409,750)
Accounts receivable	(438,760)	(569,590)
Prepaid expenses	(80)	(150,057)
Due from affiliated company	(51,535)	(416,677)
Increase/(decrease) in liabilities
Accounts payable	(662)	(59,704)
Due to affiliated company	156,509	6,669
Accrued payroll and payroll taxes	(217,659)	372,560
Accrued property taxes	1,204,878	729,979
Other accrued expenses	(589,021)	(1,350,630)

Net cash provided by (used in) operating activities	3,447,694	(2,845,644)

Cash flows from investing activities
Capital expenditures for property and equipment	(35,669,369)	(103,647,602)
Refund for capital expenditures	152,207	—
Restricted cash	(711,719)	(324,779)
Franchise fees	—	(285,000)
Operating supplies	(90,421)	313,569
Deposits	344,296	(40,417)

Net cash used in investing activities	(35,975,006)	(103,984,429)

Cash flows from financing activities
Proceeds from issuance of debt	44,363,549	98,427,232
Principal payments on debt	(3,726,034)	(561,433)
Due to affiliated company	(8,438,489)	4,069,904
Deferred loan costs	(66,348)	(890,405)
Contributions from members/partners	3,750,000	8,699,400
Distributions to members	(300,000)	(1,300,000)

Net cash provided by financing activities	35,582,678	108,444,698

Net change in cash and cash equivalents	3,055,366	1,614,625

Cash and cash equivalents at beginning of year	2,314,771	700,146

Cash and cash equivalents at end of year	$5,370,137	$2,314,771

Supplemental disclosure of cash flow information
Cash paid during the year for interest, net of interest capitalized	$4,847,157	$3,553,511

See accompanying notes to combined financial statements.

7

WHITE LODGING HOTEL ENTITIES NOTES TO COMBINED FINANCIAL STATEMENTS Years ended December 31, 2009 and 2008

NOTE 1 - NATURE OF BUSINESS AND SIGNIFICANT ACCOUNTING POLICIES

Nature of Business and Basis of Combination: The accompanying combined financial statements include the accounts of the following group of entities (collectively “White Lodging Hotel Entities or the Company”):

•	Fishspring, LLC which owns and operates a Springhill Suites by Marriott located in Fishers, Indiana. The hotel opened for operations on May 14, 2007.

•	Mishares, LLC which owns and operates a Residence Inn by Marriott located in Mishawaka, Indiana. The hotel opened for operations on August 25, 2007.

•	Whiteco Industries, Inc. which owns and operates an Embassy Suites by Hilton located in Tampa, Florida. The hotel opened for operations on December 6, 2007.

•

Happy Valley Res, LLC which owns and operates a Courtyard by Marriott and a Residence Inn by Marriott, both of which are located in Phoenix, Arizona. The hotels opened for operations on December 28, 2007 and January 28, 2008.

•	Mettares, LLC which owns and operates a Residence Inn by Marriott located in Mettawa, Illinois. The hotel opened for operations on May 16, 2008.

•	Mettawhite, LLC which owns and operates a Hilton Garden Inn located in Mettawa, Illinois. The hotel opened for operations on May 22, 2008.

•	Parmer Lane Associates III, L.P. which owns and operates a Hilton Garden Inn located in Austin, Texas. The hotel opened for operations on May 30, 2008.

•	Etkin White Novi, LLC which owns and operates a Hilton Garden Inn located in Novi, Michigan. The hotel opened for operations on August 20, 2008.

•	Warriwhite, LLC which owns and operates a Hilton Garden Inn located in Warrenville, Illinois. The hotel opened for operations on September 26, 2008.

•	Schwhite, LLC which owns and operates a Hilton Garden Inn located in Schaumburg, Illinois. The hotel opened for operations on October 31, 2008.

•	Slicspring, LLC which owns and operates a Springhill Suites by Marriott located in Salt Lake City, Utah. The hotel opened for operations on February 13, 2009.

•	Ausnorth FFIS Hotel, LLC which owns and operates a Fairfield Inn and Suites by Marriott located in Austin, Texas. The hotel opened for operations on April 10, 2009.

•	Ausnorth CY Hotel, LLC which owns and operates a Courtyard by Marriott located in Austin, Texas. The hotel opened for operations on July 10, 2009.

•

Chanprice, LLC which owns and operates a Courtyard by Marriott and a Fairfield Inn and Suites by Marriott, both of which are located in Chandler, Arizona. Both hotels opened for operations on September 18, 2009.

The Company is managed by White Lodging Services, Corp., a related party as discussed in Note 5. All material intercompany accounts have been eliminated.

(Continued)

8

WHITE LODGING HOTEL ENTITIES NOTES TO COMBINED FINANCIAL STATEMENTS Years ended December 31, 2009 and 2008

NOTE 1 - NATURE OF BUSINESS AND SIGNIFICANT ACCOUNTING POLICIES (Continued)

Use of Estimates in the Preparation of Financial Statements: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Cash and Cash Equivalents: Cash and cash equivalents include deposits in financial institutions and certificates of deposit with maturities of 90 days or less when acquired.

Accounts Receivable: The Company accounts for trade receivables based on the amounts billed to customers. The Company does not accrue interest on any of its trade receivables. The Company periodically reviews outstanding accounts for potential losses of receivables based on existing economic conditions and historical relationships with customers. Management has determined no allowance on the receivable accounts is necessary as of December 31, 2009 and 2008.

Depreciation: Property and equipment are carried at cost less accumulated depreciation. Depreciation is provided on the property and equipment over their estimated useful lives. The Company computes depreciation using an accelerated depreciation method.

Financial Instruments: The carrying values of accounts receivable, accounts payable, and current and long-term debt approximate fair value. The fair value of the derivative instrument is based on the amount the Company would receive or pay to terminate the agreement as of December 31, 2009 and 2008.

Revenue Recognition: Revenue is recognized as services are provided.

Franchise Fees: Franchise fees are carried at cost less accumulated amortization and are being amortized on a straight-line basis over 20 years, with the exception of one hotel entity, which is being amortized over 30 years. At December 31, 2009 and 2008, accumulated amortization was $65,940 and $25,570, respectively.

Deferred Loan Costs: Costs incurred to obtain debt financing are deferred and amortized over the life of the relating debt using the straight-line method, which approximates the effective interest method. At December 31, 2009 and 2008, accumulated amortization was $626,799 and $193,544, respectively.

Expected future amortization of franchise fees and deferred loan costs for the five years subsequent to December 31, 2009 are as follows:

2010	$554,294
2011	550,671
2012	375,672
2013	148,469
2014	101,122

Preopening Expenses: Preopening expenses consist of wages and other period expenses incurred prior to the opening of the hotel.

Comprehensive Loss: Comprehensive loss includes both the net loss and other comprehensive income (loss). Other comprehensive income (loss) represents the change in unrealized gains and losses on hedging activities.

(Continued)

9

WHITE LODGING HOTEL ENTITIES NOTES TO COMBINED FINANCIAL STATEMENTS Years ended December 31, 2009 and 2008

NOTE 1 - NATURE OF BUSINESS AND SIGNIFICANT ACCOUNTING POLICIES (Continued)

Impairment of Long-Lived Assets: On an ongoing basis, the Company reviews long-lived assets for impairment whenever events or circumstances indicate that the carrying amounts may be overstated. The Company recognizes impairment losses if the undiscounted cash flows expected to be generated by the asset are less than the carrying value of the related asset. The impairment loss adjusts the assets to fair value. As of December 31, 2009 and 2008, management believes that no impairments existed.

Adoption of New Accounting Standards: The Company adopted guidance issued by the FASB with respect to accounting for uncertainty of income taxes as of January 1, 2009. A tax position is recognized as a benefit only if it is more likely than not that the tax position would be sustained in a tax examination, with a tax examination being presumed to occur. The amount recognized is the largest amount of tax benefit that is greater than 50% likely of being realized on examination. For tax positions not meeting the “more likely than not” test, no tax benefit is recorded. The effect of adopting this new guidance had no impact.

The Company recognizes interest and penalties related to unrecognized tax benefits in interest and income tax expense, respectively. The Company has no amounts accrued for interest or penalties as of December 31, 2009. The Company is subject to examination by taxing authorities for the years 2007 through 2009. The Company does not expect the total amount of unrecognized tax benefits to significantly change in the next 12 months.

NOTE 2 - INCOME TAXES

The combined financial statements include limited liability companies, one S-corporation and one partnership entity. Under Section 7701A.2 of the Internal Revenue Code and a similar section of the state income tax law, the limited liability companies and S-corporations will be treated as a partnership for tax purposes. A partnership is not subject to income taxes. Each member or partner reports their distributive share of the Company’s profit or loss on their personal income tax return.

NOTE 3 - PROPERTY AND EQUIPMENT

Property and equipment at December 31, 2009 and 2008 consisted of the following:

	2009	2008

Land	$20,378,513	$12,660,996
Building and building improvements	152,368,420	108,128,323
Land improvements	17,315,595	13,677,769
Furniture, fixtures, and equipment	49,696,096	36,456,289
Construction in progress	—	33,430,437

	239,758,624	204,353,814
Accumulated depreciation	(32,153,524)	(14,154,408)

	$207,605,100	$190,199,406

(Continued)

10

WHITE LODGING HOTEL ENTITIES NOTES TO COMBINED FINANCIAL STATEMENTS Years ended December 31, 2009 and 2008

NOTE 4 - FRANCHISE AGREEMENTS

Franchise fees are computed in accordance with the terms of individual franchise agreements between the Company and Marriott International, Inc., Hilton Inns, Inc. and Promus Hotels, Inc. The agreements are for periods ranging from 20-30 years from the opening date of the hotels, with several including a 10-year renewal option. As of December 31, 2009 and 2008, franchise fees are computed between 3% to 5% and 2% to 5%, respectively, of the gross room revenues, as defined in the agreements. Additionally, as of December 31, 2009 and 2008, the agreements require marketing fees to be paid on 2% to 3.8% and 2% to 4.3%, respectively, of the gross room revenues, as defined in the agreements.

As an incentive to open additional hotels, three entities of the Company entered into a Development Incentive Program with Marriott International, Inc. whereby the entities may not be required to pay franchise fees if the conditions of the Development Agreement were met. The three entities met the conditions and, as a result, will not be required to pay franchise fees for a period of 18 to 24 months from the opening of the hotel.

During the years ended December 31, 2009 and 2008, franchise fee expense was $1,175,458 and $657,796, respectively, and marketing fee expense was $1,056,150 and $583,324, respectively.

NOTE 5 - RELATED-PARTY TRANSACTIONS

The Company has entered individual management agreements with White Lodging Services Corp., an entity related through common ownership. The agreements expire between December 31, 2026 and December 31, 2028 and have two 10-year renewal options with the exception of one agreement that does not have a renewal option. The agreements provide for base and incentive management fees. Base management fees are calculated between 3% and 3.5% of gross revenue, as defined, and incentive management fees are based upon achieving certain performance levels, as defined in the agreements. Base management fees for 2009 and 2008 were $1,280,994 and $730,179, respectively. Incentive management fees for 2009 and 2008 were $7,109 and $0, respectively.

Due from/to affiliated company at December 31, 2009 and 2008 represent the balance arising from construction related costs and intercompany transactions with White Lodging Services Corp. The Company was charged interest on these advances at the prime rate of interest. The total interest capitalized on these advances during 2009 and 2008 was $39,295 and $126,015, respectively, and the total interest expensed was $110,725 and $235,562, respectively.

Included in capitalized costs is $998,752 and $1,810,169 in development fees from White Lodging Services Corp. and other entities related to the Company through common ownership as of December 31, 2009 and 2008, respectively.

Under the terms of the management agreements, the Company, with the exception of two entities, is required to deposit into a furniture, fixtures, and equipment reserve a percentage of the gross revenues. From the opening date through the first full year of operations, the percentage is 2% and increases in 1% increments each year to a maximum of 5% for the remaining term of the management agreements.

(Continued)

11

WHITE LODGING HOTEL ENTITIES
NOTES TO COMBINED FINANCIAL STATEMENTS
Years ended December 31, 2009 and 2008

NOTE 6 - LONG-TERM DEBT

The Company had the following long-term debt obligation at December 31, 2009 and 2008:

	2009	2008

Construction loan dated October 3, 2006 in the original amount of $9,720,000 with interest-only payments at prime minus 1% until December 1, 2008, at which time the construction loan was converted to a 60-month term loan with interest at prime minus 1% (2.25% at December 31, 2009 and 2008, respectively). Principal and interest payments are due monthly upon conversion until December 1, 2013, at which time a balloon payment of approximately $8,219,000 is due. Under the loan agreement, the Company is required to maintain a minimum cash flow coverage ratio, as defined. At December 31, 2009, the Company was in compliance with the covenant. The term loan is secured by furniture, fixtures and equipment and is partially guaranteed by the members of the Company.

	$9,403,183	$9,698,797

Construction loan dated November 1, 2006 with a total commitment amount of $8,850,000 with interest-only payments at prime minus 1% until December 19, 2008, at which time the construction loan was converted to a 36-month term loan with interest at prime, subject to a floor of 4.5% (4.5% as of December 31, 2009 and 2008, respectively). Principal and interest payments are due monthly upon conversion until December 19, 2011, at which time a balloon payment of approximately $8,004,000 is due. Under the term loan, the Company is required to maintain a minimum debt service coverage ratio, as defined. At December 31, 2009, the Company was not in compliance with the covenant, but subsequently obtained the appropriate waiver on February 22, 2010. The term loan is secured by property, furniture, fixtures, and equipment. In addition, the term loan is guaranteed by one of the members of the Company.

	8,572,416	8,850,000

Construction loan dated November 22, 2006 in the original amount of $25,000,000 with interest-only payments at prime minus 1.00% until June 1, 2008, at which time the construction loan was converted to a term loan with interest at prime minus 1.00% (2.25% at December 31, 2009 and 2008, respectively). Monthly principal and interest payments are due until November 22, 2011, at which time a balloon payment of approximately $21,586,000 is due. The loan is secured by property, furniture, fixtures, and equipment. In addition, the loan is guaranteed by the members of the Company.	23,560,640	24,611,363

Real estate loan dated March 20, 2007 with a total commitment amount of $11,315,000 with interest at prime minus 1.00% (3.25% and 2.25% at December 31, 2009 and 2008, respectively). On June 22, 2009, an interest rate floor of 3.25% was set in exchange for the release of a member’s guaranty. Interest-only payments were due until October 22, 2008. Currently, monthly principal and interest payments are due until March 22, 2012, at which time a balloon payment of approximately $10,431,000 is due. The loan is secured by property, furniture, fixtures, and equipment.	10,953,429	11,240,633

(Continued)

12

WHITE LODGING HOTEL ENTITIES
NOTES TO COMBINED FINANCIAL STATEMENTS
Years ended December 31, 2009 and 2008

NOTE 6 - LONG-TERM DEBT (Continued)

	2009	2008

Construction loan dated April 25, 2007 with a total commitment amount of $17,280,000 with interest-only payments at 30 day LIBOR plus 1.75% (3.65% at December 31, 2008) until April 24, 2009. At this time, the construction loan was converted to a 36-month term loan with interest at 30 day LIBOR plus 1.75% (1.99% at December 31, 2009). Fixed principal payments of $42,666 plus additional interest are due monthly until April 24, 2012, at which time a balloon payment of approximately $15,787,000 is due. The term loan is secured by property, furniture, fixtures, and equipment. In addition, the term loan is partially guaranteed by one of the members of the Company.

	$16,938,668	$17,280,000

Construction loan dated April 25, 2007 with a total commitment amount of $16,042,500 with interest-only payments at 30-day LIBOR plus 1.75% (3.65% at December 31, 2008) until April 24, 2009. At this time the construction loan was converted to a 36-month term loan with interest at 30-day LIBOR plus 1.75% (1.99% at December 31, 2009). Fixed principal payments of $39,611 plus additional interest are due monthly until April 24, 2012, at which time a balloon payment of approximately $14,656,000 is due. The term loan is secured by property, furniture, fixtures, and equipment. In addition, the term loan is partially guaranteed by one of the members of the Company.

	15,725,613	16,042,500

Real estate loan dated September 26, 2007 with a total commitment amount of $18,459,000 at a rate of Prime minus 1% (2.25% as of December 31, 2009 and 2008, respectively). Interest-only payments were due until March 26, 2009. At this point, monthly principal and interest payments, based on an original loan balance of $16,962,131, are due until September 26, 2012, at which time a balloon payment of approximately $14,901,000 is due. The loan is secured by property, furniture, fixtures, and equipment. In addition, the loan is guaranteed by one of the members of the Company	16,524,165	14,270,622

Real estate loan dated October 3, 2007 with a total commitment amount of $15,320,000 with interest at 30-day LIBOR plus 1.75% (1.99% and 3.65% at December 31, 2009 and 2008, respectively). Interest-only payments were due through October 1, 2009. At this point, based on an original loan balance of $14,875,996, monthly fixed principal payments of $27,000 with additional interest are due until November 1, 2012, at which time a balloon payment of approximately $13,904,000 is due. The loan is secured by property, furniture, fixtures, and equipment. In addition, the loan is guaranteed by related parties of the members of the Company.

	14,794,996	14,601,189

Construction loan dated October 15, 2007 with a total commitment amount of $15,192,000 with interest-only payments at 30-day LIBOR plus 1.90% (3.34% at December 31, 2008) until April 1, 2009. At this time, the construction loan was converted to a 60-month term loan with interest fixed at the 5-year U.S. Treasury Note rate plus 1.90% (3.55% at December 31, 2009) and an original loan balance of $14,358,410. Principal and interest payments are due monthly upon conversion until April 1, 2014, at which time, a balloon payment of approximately $11,718,000 is due. The term loan is secured by property, furniture, fixtures, and equipment. In addition, the term loan is partially guaranteed by one of the members of the Company.

	13,984,054	12,263,959

(Continued)

13

WHITE LODGING HOTEL ENTITIES
NOTES TO COMBINED FINANCIAL STATEMENTS
Years ended December 31, 2009 and 2008

NOTE 6 - LONG-TERM DEBT (Continued)

	2009	2008

Construction loan dated November 29, 2007 with a total commitment amount of $14,000,000 and interest at a rate of Prime minus 1% (2.25% at December 31, 2009). Interest-only payments were due until June 1, 2009. At this point, with an original loan balance of $13,334,764, monthly principal and interest payments are due until December 1, 2012, at which time a balloon payment of approximately $11,930,000 is due. The loan is secured by property, furniture, fixtures, and equipment. In addition, the loan is guaranteed by the members of the Company.	$13,103,271	$7,801,965

Construction loan dated April 18, 2008 with a total commitment amount of $12,780,000 with interest-only payments at Prime minus .25% (3.0% at December 31, 2009) until April 1, 2010, at which time the construction loan can be converted to a 36-month term loan. The term loan has interest rate options of a variable rate of 30-day LIBOR plus 2.25% or a fixed rate of the Three Year U.S. Treasury plus 2.25% with a floor of 6.5%. The term loan will have 12 months of interest-only payments followed by 24 months of principal and interest payments until April 1, 2013, at which time a balloon payment is due. The loan is secured by property, furniture, fixtures, and equipment. In addition, the loan is partially guaranteed by a related party of the members of the Company.

	11,966,750	6,434,660

Construction loan dated June 18, 2008 with a total commitment amount of $13,950,000 with interest-only payments at Prime minus .25% (3.0% at December 31, 2009) until June 1, 2010, at which time the construction loan can be converted to a 36-month term loan. The term loan has interest rate options of a variable rate of 30-day LIBOR plus 2.25% or a fixed rate of the Three Year U.S. Treasury plus 2.25% with a floor of 6.5%. The term loan will have 12 months of interest-only payments followed by 24 months of principal and interest payments until June 1, 2013, at which time a balloon payment of approximately $12,979,000 is due. The loan is secured by property, furniture, fixtures, and equipment. In addition, the loan is partially guaranteed by a related party of the members of the Company.

	12,987,611	3,887,105

Construction loan effective August 2, 2008 with a total commitment amount of $28,890,000 with interest-only payments at 30-day LIBOR plus 1.9% (2.14% at December 31, 2009) until August 1, 2010, at which time the construction loan can be converted to a 60-month term loan with interest at a fixed rate of the Five Year U.S. Treasury plus 1.9%. Principal and interest payments will be due monthly upon conversion until August 1, 2015, at which time a balloon payment of approximately $24,306,000 is due. The construction loan is secured by property, furniture, fixtures, and equipment. In addition, the construction loan is guaranteed by one of the members of the Company.

	26,870,106	7,764,594

	195,384,902	154,747,387
Current portion	(5,060,801)	(3,748,308)

	$190,324,101	$150,999,079

(Continued)

14

WHITE LODGING HOTEL ENTITIES NOTES TO COMBINED FINANCIAL STATEMENTS
Years ended December 31, 2009 and 2008

NOTE 6 - LONG-TERM DEBT (Continued)

Long-term debt maturities for the years subsequent to December 31, 2009 are as follows:

2010	$5,060,801
2011	35,627,537
2012	85,542,105
2013	33,525,243
2014	12,817,544
Thereafter	22,811,672

$195,384,902

During 2009 and 2008, the Company capitalized interest of $412,731 and 1,200,217, respectively, relating to the construction of the hotels.

NOTE 7 - FINANCIAL DERIVATIVES

As a result of financing activities, the Company is exposed to changes in interest rates which may adversely affect its results of operations and financial condition. In seeking to minimize the risks and/or costs associated with such activities, the Company manages exposure to changes in interest rates through its regular operating and financing activities and, when deemed appropriate, through the use of swap agreements. On February 27, 2008, the Company entered into an interest rate swap agreement which expires on June 1, 2011. Under the agreement, the rate of interest on $18,750,000 of variable rate debt at June 1, 2008 was converted to a fixed interest rate of 5.18%. The variable rate averaged 2.25% and 3.61% for 2009 and 2008, respectively.

The Company accounts for this instrument as a cash flow hedge and considers the hedge to be highly effective. Any ineffective amounts are considered not to be significant. As a result, the Company records the derivative instrument as an asset or liability at its fair value, with any unrealized gains or losses recognized as other comprehensive income (loss) in the statement of members’/partners’ equity. In 2009 and 2008, the Company recognized an unrealized gain of $353,979 and an unrealized loss of $1,076,501, respectively, relating to the swap agreement. The net settlements on the interest rate swap ($560,057 in 2009 and $177,484 in 2008) are included in interest expense in the combined statements of operations. The Company expects to hold this swap through its term, and the fair value of the swap will reverse out of other comprehensive income with the passage of time.

Below is a summary of the interest rate swap classification on the balance sheet:

		Fair Value of Interest Rate Swap
	Balance Sheet Location	2009	2008

Interest rate swap
	Current liabilities	500,000	560,057
	Long-term liabilities	222,522	516,444

		$722,522	$1,076,501

The ability of the Company to realize the benefit of this arrangement is dependent upon the creditworthiness of the counterparty, which the Company expects will perform in accordance with the terms of the swap.

(Continued)

15

WHITE LODGING HOTEL ENTITIES NOTES TO COMBINED FINANCIAL STATEMENTS
Years ended December 31, 2009 and 2008

NOTE 8 - FAIR VALUE

The Company accounts for items requiring fair value using a fair value hierarchy which requires the Company to maximize the use of observable inputs and minimize the use of unobservable inputs when measuring fair value. The three levels of inputs within the fair value hierarchy are defined as follows:

Level 1: Quoted prices (unadjusted) for identical assets or liabilities in active markets that the Company has the ability to access as of the measurement date.

Level 2: Significant other observable inputs other than Level 1 prices such as quoted prices for similar assets or liabilities; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data.

Level 3: Significant unobservable inputs that reflect the Company’s own assumptions about the assumptions that market participants would use in pricing an asset or liability

The interest rate swap does not have observable market quotes. For this financial instrument, the related Company’s swap counterparty provides a periodic valuation using the difference between the fixed rate paid by the related Company and the counterparty’s interest rate forecast discounted at the swap yield curve. The model is based on observable inputs for forward interest rates and discount rates. As such, this derivative instrument is classified within Level 2 of the fair value hierarchy.

	2009	2008

Fair value of interest rate swap	$(722,522)	$(1,076,501)

NOTE 9 – OTHER COMPREHENSIVE INCOME (LOSS)

The activity relating to hedging transactions included in other comprehensive income (loss) in 2009 and 2008 is as follows:

	2009	2008

Net settlements on the interest rate swap reclassified from other comprehensive income to interest expense	$560,057	$177,484
Changes in fair value of the interest rate swap	(206,078)	(1,253,485)

Unrealized gain (loss) on hedging activities	$353,979	$(1,076,501)

The amount expected to be reclassified from other comprehensive income (loss) to interest expense in 2010 is approximately $412,000.

NOTE 10 - CASH CONCENTRATION

At December 31, 2009, the Company had deposits in a financial institution of $7,143,368. Due to the Company’s participation in the Transaction Account Guarantee Program, these deposits are unlimitedly secured by the FDIC.

(Continued)

16

WHITE LODGING HOTEL ENTITIES NOTES TO COMBINED FINANCIAL STATEMENTS
Years ended December 31, 2009 and 2008

NOTE 11 - SUBSEQUENT EVENTS

On September 10, 2010, White Lodging Hotel Entities entered into agreements with Apple Nine Hospitality Ownership, Inc. or its affiliates for the sale of the 16 hotels. On November 2, 2010, the transaction was completed. As part of the transaction, all of the related debt and the interest rate swap were paid off. In addition, the existing management agreements were terminated and new management agreements were entered into between Apple Nine Hospitality Ownership, Inc.’s affiliate and White Lodging Services Corporation.

During the sale of the hotels, three of the entities renegotiated franchise agreement terms with Marriott International, Inc. discussed in note 4. The terms were extended from 20-year agreements with a 10-year renewal option from the opening date of the hotels to 30-year agreements with a 10-year renewal option.

The Company has evaluated subsequent events through December 13, 2010, the date the financial statements were available to be issued.

17

WHITE LODGING HOTEL ENTITES
COMBINED BALANCE SHEETS (UNAUDITED)
September 30, 2010 and 2009

	2010	2009

ASSETS
Current assets
Cash and cash equivalents	$10,468,864	$5,793,024
Escrow – tax and insurance	2,067,139	1,073,790
Accounts receivable	1,119,636	921,505
Prepaid expenses	460,807	426,372
Due from affiliated company	2,459,964	1,594,257

Total current assets	16,576,410	9,808,948

Property and equipment
Property and equipment	239,900,590	236,508,653
Accumulated depreciation	(44,408,370)	(27,193,958)

	195,492,220	209,314,695

Other assets
Restricted cash – escrow	2,063,323	1,125,804
Franchise fees, net of amortization	835,326	882,051
Deferred loan costs, net of amortization	1,199,455	1,662,555
Operating supplies	280,512	277,267
Deposits	186,120	452,672
Licenses	15,500	15,500

	4,580,236	4,415,849

	$216,648,866	$223,539,492

LIABILITIES AND MEMBERS’/PARTNERS’ EQUITY
Current liabilities
Current portion of long-term debt	$6,091,527	$4,842,128
Current portion of the fair value of interest rate swap	420,012	359,444
Accounts payable	533,698	695,178
Due to affiliated company	1,858,202	5,424,604
Accrued payroll and payroll taxes	882,800	915,582
Accrued property taxes	2,724,738	2,582,979
Other accrued expenses	2,350,684	1,976,329

Total current liabilities	14,861,661	16,796,244

Fair value of interest rate swap	—	420,012
Long-term debt	186,610,453	186,311,492

Members’/partners’ equity	15,596,764	20,791,200
Accumulated comprehensive loss	(420,012)	(779,456)

Total members’/partners’ equity	15,176,752	20,011,744

	$216,648,866	$223,539,492

18

WHITE LODGING HOTEL ENTITIES
COMBINED STATEMENTS OF OPERATIONS (UNAUDITED)
For the nine months ended September 30, 2010 and 2009

	2010	2009

Revenue
Rooms	$34,115,556	$25,041,751
Food and beverage	2,162,938	1,787,486
Telephone	99,186	72,188
Vending, rent, and other	518,461	411,836

Total revenue	36,896,141	27,313,261

Department expense
Rooms	7,333,817	5,700,735
Food and beverage	1,657,554	1,348,575
Telephone	307,004	230,845
Vending, rent, and other	201,395	159,096

Total department expense	9,499,770	7,439,251

Department profit	27,396,371	19,874,010

Undistributed expenses
Administrative and general	3,543,882	2,889,265
Sales and promotion	3,240,813	2,512,275
Franchise fees	1,697,655	855,270
Utilities	1,838,174	1,543,042
Repairs and maintenance	1,322,115	1,166,366

Total undistributed expenses	11,642,639	8,966,218

House profit	15,753,732	10,907,792

Other expenses
Property tax	2,883,855	2,450,326
Property insurance	419,921	363,053

Income before management fees and other expense	12,449,956	8,094,413

Management fees	1,275,271	947,389

Income before other expense	11,174,685	7,147,024

Other (income) expense
Depreciation and amortization	12,647,402	13,373,033
Interest expense (net)	4,241,493	3,414,284
Preopening expenses	11,285	1,694,523
Other	(4,772)	(60,923)

Total other expense	16,895,408	18,420,917

Net loss	$(5,720,723)	$(11,273,893)

19

WHITE LODGING HOTEL ENTITIES
COMBINED STATEMENTS OF CASH FLOWS (UNAUDITED)
For the nine months ended September 30, 2010 and 2009

	2010	2009

Cash flows from operating activities
Net loss	$(5,720,723)	$(11,273,893)
Adjustments to reconcile net loss to net cash provided by operating activities
Depreciation	12,254,846	13,039,609
Amortization	392,556	333,424
Increase in assets
Escrow – tax and insurance	(766,277)	(664,040)
Accounts receivable	(58,760)	(299,389)
Prepaid expenses	(198,381)	(240,640)
Due from affiliated company	(822,372)	(1,415,781)
Decrease in liabilities
Accounts payable	127,388	288,207
Due to affiliated company	1,042,613	909,520
Accrued payroll and payroll taxes	511,304	325,922
Accrued property taxes	573,577	1,636,696
Other accrued expenses	1,052,165	89,297

Net cash provided by operating activities	8,387,936	2,728,932

Cash flows from investing activities
Capital expenditures for property and equipment	(141,968)	(32,841,785)
Refund for capital expenditures	—	180,679
Restricted cash	(976,931)	(751,134)
Operating supplies	(3,702)	415,427
Deposits	88,150	165,897

Net cash used in investing activities	(1,034,451)	(32,830,916)

Cash flows from financing activities
Proceeds from issuance of debt	1,003,192	38,882,515
Principal payments on debt	(3,686,111)	(2,476,283)
Due to affiliated company	443,624	(2,767,061)
Deferred loan costs	(15,463)	(58,934)

Net cash provided by (used in) financing activities	(2,254,758)	33,580,237

Net change in cash and cash equivalents	5,098,727	3,478,253

Cash and cash equivalents at beginning of year	5,370,137	2,314,771

Cash and cash equivalents at end of year	$10,468,864	$5,793,024

Supplemental disclosure of cash flow information
Cash paid during the year for interest, net of interest capitalized in 2009	$4,224,716	$3,469,490

20

Apple REIT Nine, Inc.
Pro Forma Condensed Consolidated Balance Sheet as of September 30, 2010 (unaudited)

The following unaudited Pro Forma Condensed Consolidated Balance Sheet of Apple REIT Nine, Inc. gives effect to the following hotel acquisitions:

Franchise	Location	Gross Purchase Price (millions)	Actual Acquisition Date

White Lodging Hotels Portfolio (16 Hotels):
SpringHill Suites	Indianapolis, IN	$12.8	November 2, 2010
Residence Inn	Mishawaka, IN	13.7	November 2, 2010
Courtyard	Phoenix, AZ	16.0	November 2, 2010
Reidence Inn	Phoeniz, AZ	14.0	November 2, 2010
Residence Inn	Lake Forest/Mettawa, IL	23.5	November 2, 2010
Hilton Garden Inn	Lake Forest/Mettawa, IL	30.5	November 2, 2010
Hilton Garden Inn	Austin, TX	16.0	November 2, 2010
Hilton Garden Inn	Novi, MI	16.2	November 2, 2010
Hilton Garden Inn	Warrenville, IL	22.0	November 2, 2010
Hilton Garden Inn	Schaumburg, IL	20.5	November 2, 2010
SpringHill Suites	Salt Lake City, UT	17.5	November 2, 2010
Fairfield Inn & Suites	Austin, TX	17.8	November 2, 2010
Courtyard	Austin, TX	20.0	November 2, 2010
Courtyard	Chandler, AZ	17.0	November 2, 2010
Fairfield Inn & Suites	Chandler, AZ	12.0	November 2, 2010
Embassy Suites	Tampa, FL	21.8	November 2, 2010

		$291.3

This Pro Forma Condensed Consolidated Balance Sheet also assumes that all of the hotels had been leased to one of our wholly-owned taxable REIT subsidiaries pursuant to a master hotel lease arrangement. The hotels acquired will be managed by White Lodging Services Corporation.

Such pro forma information is based in part upon the historical Consolidated Balance Sheet of Apple REIT Nine, Inc. and the historical balance sheets of the hotel properties.

The following unaudited Pro Forma Condensed Consolidated Balance Sheet of Apple REIT Nine, Inc. is not necessarily indicative of what the actual financial position would have been assuming such transactions had been completed as of September 30, 2010, nor does it purport to represent the future financial position of Apple REIT Nine, Inc.

The unaudited Pro Forma Condensed Consolidated Balance Sheet should be read in conjunction with, and is qualified in its entirety by, the historical balance sheets of the acquired hotels, as included in this document.

Balance Sheet as of September 30, 2010 (unaudited)
(In thousands, except share data)

	Company Historical Balance Sheet	Pro forma Adjustments		Total Pro forma

ASSETS
Investment in real estate, net	$1,086,795	$292,313	(A)	$1,379,108
Cash and cash equivalents	411,473	(297,414	) (D)	114,059
Other assets, net	46,816	351	(C)	47,167

Total Assets	$1,545,084	$(4,750)		$1,540,334

LIABILITIES AND SHAREHOLDERS’ EQUITY
Liabilities:
Notes payable	$85,852	$—		$85,852
Accounts payable and accrued expenses	9,730	1,951	(C)	11,681

Total Liabilities	95,582	1,951		97,533

Preferred stock, authorized 30,000,000 shares	—	—		—
Series A preferred stock, no par value, authorized 400,000,000 shares	—	—		—
Series B convertible preferred stock, no par value, authorized 480,000 shares	48	—		48
Common stock, no par value, authorized 400,000,000 shares	1,566,111	—		1,566,111
Distributions greater than net income	(116,657)	(6,701	) (B)	(123,358)

Total Shareholders’ Equity	1,449,502	(6,701)		1,442,801

Total Liabilities and Shareholders’ Equity	$1,545,084	$(4,750)		$1,540,334

Notes to Pro Forma Condensed Consolidated Balance Sheet (unaudited)

(A)

The estimated total purchase price for the 16 properties that have been purchased after September 30, 2010 consists of the following. This purchase price allocation is preliminary and subject to change.

(In thousands)	Indianapolis, IN SpringHill Suites	Mishawaka, IN Residence Inn	Phoenix, AZ Courtyard	Phoeniz, AZ Reidence Inn	Lake Forest/ Mettawa, IL Residence Inn	Lake Forest/ Mettawa, IL Hilton Garden Inn	Austin, TX Hilton Garden Inn	Novi, MI Hilton Garden Inn	Warrenville, IL Hilton Garden Inn

Purchase price per contract	$12,800	$13,700	$16,000	$14,000	$23,500	$30,500	$16,000	$16,200	$22,000
Other capitalized costs (credits) incurred	52	60	82	65	65	74	65	65	65

Investment in hotel properties	12,852	13,760	16,082	14,065	23,565	30,574	16,065	16,265	22,065

Acquisition fee payable to Apple Suites Realty Group (2% of purchase price per contract)	256	274	320	280	470	610	320	324	440
Other acquisition related costs	38	42	42	39	53	51	74	48	42
Net other assets/(liabilities) assumed	(178)	(333)	(84)	(17)	(230)	(305)	6	128	(155)

Total purchase price	$12,968	$13,743	$16,360	$14,367	$23,858	$30,930	$16,465	$16,765	$22,392

(In thousands)	Schaumburg, IL Hilton Garden Inn	Salt Lake City, UT SpringHill Suites	Austin, TX Fairfield Inn & Suites	Austin, TX Courtyard	Chandler, AZ Courtyard	Chandler, AZ Fairfield Inn & Suites	Tampa, FL Embassy Suites	Total Combined

Purchase price per contract	$20,500	$17,500	$17,750	$20,000	$17,000	$12,000	$21,800	$291,250
Other capitalized costs (credits) incurred	72	57	60	73	75	50	83	1,063

Investment in hotel properties	20,572	17,557	17,810	20,073	17,075	12,050	21,883	292,313	(A)

Acquisition fee payable to Apple Suites Realty Group (2% of purchase price per contract)	410	350	355	400	340	240	436	5,825	(B)
Other acquisition related costs	46	70	78	90	42	42	79	876	(B)
Net other assets/(liabilities) assumed	(320)	(4)	(10)	22	(71)	(38)	(11)	(1,600	) (C)

Total purchase price	$20,708	$17,973	$18,233	$20,585	$17,386	$12,294	$22,387	$297,414	(D)

(B)

Represents costs incurred to complete the acquisition, including, title, legal, accounting and other related costs, as well as the commission paid to Apple Suites Realty Group totaling 2% of purchase price per contract. These costs are expensed for acquisitions of existing businesses that occur on or after January 1, 2009.

(C)	Represents other assets and liabilities assumed in the acquisition of the hotel including, operational charges and credits and accrued property taxes.

(D)	Represents the reduction of cash and cash equivalents by the amount utilized to fund the acquisitions.

Apple REIT Nine, Inc.
Pro Forma Condensed Consolidated Statements of Operations (unaudited)
For the year ended December 31, 2009 and nine months ended September 30, 2010

The following unaudited Pro Forma Condensed Consolidated Statements of Operations of Apple REIT Nine, Inc. gives effect to the following hotel acquisitions:

Franchise	Location	Gross Purchase Price (millions)	Actual Acquisition Date

Marriott	Houston, TX	$50.8	January 8, 2010
Embassy Suites	Anchorage, AK	42.0	April 30, 2010

Vista Host Hotels Portfolio (3 Hotels):
Hampton Inn	Round Rock, TX	11.5	March 6, 2009
Hampton Inn	Austin, TX	18.0	April 14, 2009
Homewood Suites	Austin, TX	17.7	April 14, 2009

Orlando, FL Hotels Portfolio (2 Hotels):
Fairfield Inn & Suites	Orlando, FL	25.8	July 1, 2009
SpringHill Suites	Orlando, FL	29.0	July 1, 2009

Raymond Hotels Portfolio (7 Hotels):
Hampton Inn & Suites	Boise, ID	22.4	April 30, 2010
Homewood Suites	Rogers, AR	10.9	April 30, 2010
Hampton Inn & Suites	St. Louis, MO	16.0	April 30, 2010
Hampton Inn & Suites	Oklahoma City, OK	32.7	May 28, 2010
Hampton Inn	Rogers, AR	9.6	August 31, 2010
Hampton Inn	St. Louis, MO	23.0	August 31, 2010
Hampton Inn	Kansas City, MO	10.1	August 31, 2010

Louisiana Hotels Portfolio (2 Hotels):
Hilton Garden Inn	Lafayette, LA	17.3	July 30, 2010
Hilton Garden Inn	West Monroe, LA	15.6	July 30, 2010

White Lodging Hotels Portfolio (16 Hotels):
SpringHill Suites	Indianapolis, IN	12.8	November 2, 2010
Residence Inn	Mishawaka, IN	13.7	November 2, 2010
Courtyard	Phoenix, AZ	16.0	November 2, 2010
Reidence Inn	Phoeniz, AZ	14.0	November 2, 2010
Residence Inn	Lake Forest/Mettawa, IL	23.5	November 2, 2010
Hilton Garden Inn	Lake Forest/Mettawa, IL	30.5	November 2, 2010
Hilton Garden Inn	Austin, TX	16.0	November 2, 2010
Hilton Garden Inn	Novi, MI	16.2	November 2, 2010
Hilton Garden Inn	Warrenville, IL	22.0	November 2, 2010
Hilton Garden Inn	Schaumburg, IL	20.5	November 2, 2010
SpringHill Suites	Salt Lake City, UT	17.5	November 2, 2010
Fairfield Inn & Suites	Austin, TX	17.8	November 2, 2010
Courtyard	Austin, TX	20.0	November 2, 2010
Courtyard	Chandler, AZ	17.0	November 2, 2010
Fairfield Inn & Suites	Chandler, AZ	12.0	November 2, 2010
Embassy Suites	Tampa, FL	21.8	November 2, 2010

	Total	$643.7

These Pro Forma Condensed Consolidated Statements of Operations also assume all of the hotels had been leased to our wholly-owned taxable REIT subsidiaries pursuant to master hotel lease arrangements. The hotels acquired will be managed by affiliates of Intermountain Management, LLC, LBAM - Investor Group, L.L.C., Raymond Management Company, Inc., Stonebridge Realty Advisors, Inc., Texas Western Management Partners, L.P., Vista Host, Inc., White Lodging Services Corporation and Fairfield FMC, LLC and SpringHill SMC, LLC, subsidiaries of Marriott International, under separate management agreements.

Such pro forma information is based in part upon the historical Consolidated Statements of Operations of Apple REIT Nine, Inc. and the historical Statements of Operations of the hotel properties.

The following unaudited Pro Forma Condensed Consolidated Statements of Operations of Apple REIT Nine, Inc. is not necessarily indicative of what the actual financial results would have been assuming such transactions had been completed on the latter of January 1, 2009, or the date the hotel began operations nor does it purport to represent the future financial results of Apple REIT Nine, Inc.

The unaudited Pro Forma Condensed Consolidated Statements of Operations should be read in conjunction with, and are qualified in their entirety by the historical Statements of Operations of the acquired hotels.

Pro Forma Condensed Consolidated Statement of Operations (unaudited)
For the year ended December 31, 2009
(In thousands, except per share data)

	Company Historical Statement of Operations	Vista Host Hotels Portfolio (Austin FRH, LTD, FRH Braker, LTD and RR Hotel Investment, LTD) (A)	Orlando, FL Hotels Portfolio (A)	Houston, TX Marriott (A)	Anchorage, AK Embassy Suites (A)	Raymond Hotels Portfolio (A)

Revenue:
Room revenue	$76,163	$2,791	$—	$—	$6,829	$27,326
Other revenue	9,043	18	—	—	1,701	1,314

Total hotel revenue	85,206	2,809	—	—	8,530	28,640
Rental revenue	15,961	—	—	—	—	—

Total revenue	101,167	2,809	—	—	8,530	28,640

Expenses:
Operating expenses	46,242	915	—	—	3,483	9,862
General and administrative	4,079	194	—	7	615	5,099
Management and franchise fees	6,055	238	—	—	602	2,204
Taxes, insurance and other	6,032	167	625	464	555	1,156
Acquisition related costs	4,951	—	—	—	—	—
Depreciation of real estate owned	15,936	223	—	—	2,447	6,410

Interest, net	1,018	306	—	(2)	1,181	5,811

Total expenses	84,313	2,043	625	469	8,883	30,542

Income tax expense	—	—	—	—	—	—

Net income (loss)	$16,854	$766	$(625)	$(469)	$(353)	$(1,902)

Basic and diluted earnings per common share	$0.26

Weighted average common shares outstanding - basic and diluted	66,041

	Louisiana Hotels Portfolio (A)	White Lodging Hotels Portfolio (A)	Pro forma Adjustments		Total Pro forma

Revenue:
Room revenue	$7,477	$34,066	$—		$154,652
Other revenue	1,361	3,096	—		16,533

Total hotel revenue	8,838	37,162	—		171,185
Rental revenue	—	—	—		15,961

Total revenue	8,838	37,162	—		187,146

Expenses:
Operating expenses	2,752	17,199	—		80,453
General and administrative	1,682	3,683	750	(H)	16,109
Management and franchise fees	616	2,464	—		12,179
Taxes, insurance and other	472	4,874	(2,548	) (E)	11,797
Acquisition related costs	—	—	11,568	(G)	16,519
Depreciation of real estate owned	1,259	18,334	(28,673	) (B)	29,847
			13,911	(C)
Interest, net	1,021	4,806	(9,956	) (D)	4,185

Total expenses	7,802	51,360	(14,948)		171,089

Income tax expense	—	—	—	(F)	—

Net income (loss)	$1,036	$(14,198)	14,948		$16,057

Basic and diluted earnings per common share					$0.16

Weighted average common shares outstanding - basic and diluted			34,057		100,098

Pro Forma Condensed Consolidated Statement of Operations (unaudited)
For the nine months ended September 30, 2010
(In thousands, except per share data)

	Company Historical Statement of Operations	Anchorage, AK Embassy Suites (A)	Raymond Hotels Portfolio (A)	Louisiana Hotels Portfolio (A)	White Lodging Hotels Portfolio (A)	Pro forma Adjustments		Total Pro forma

Revenue:
Room revenue	$96,373	$1,944	$12,083	$4,455	$34,116	$—		$148,971
Other revenue	9,512	574	661	777	2,780	—		14,304

Total hotel revenue	105,885	2,518	12,744	5,232	36,896	—		163,275
Rental revenue	15,983	—	—	—	—	—		15,983

Total revenue	121,868	2,518	12,744	5,232	36,896	—		179,258

Expenses:
Operating expenses	56,277	1,168	4,265	1,538	15,901	—		79,149
General and administrative	4,500	198	2,156	948	3,544	250	(H)	11,596
Management and franchise fees	7,540	185	977	334	2,973	—		12,009
Taxes, insurance and other	6,717	140	633	265	3,315	—		11,070
Acquisition related costs	10,126	—	—	—	—	(4,866	) (G)	5,260
Depreciation of real estate owned	20,483	812	3,349	732	12,643	(17,536	) (B)	29,353
						8,870	(C)
Interest, net	567	365	2,340	535	4,241	(5,311	) (D)	2,737

Total expenses	106,210	2,868	13,720	4,352	42,617	(18,593)		151,174

Income tax expense	—	—	—	—	—	—	(F)	—

Net income (loss)	$15,658	$(350)	$(976)	$880	$(5,721)	$18,593		$28,084

Basic and diluted earnings per common share	$0.13							$0.21

Weighted average common shares outstanding - basic and diluted	124,054					8,097		132,151

Notes to Pro Forma Condensed Consolidated Statements of Operations (unaudited):

(A) Represents results of operations for the hotels on a pro forma basis as if the hotels were owned by the Company at January 1, 2009 for the respective period prior to acquisition by the Company. Nine properties began operations subsequent to January 1, 2009 and had limited historical operational activity prior to their opening. These properties are as follows:

- Salt Lake City, Utah SpringHill Suites opened in February 2009
- Oklahoma City, Oklahoma Hampton Inn & Suites opened in March 2009
- Austin, Texas Fairfield Inn & Suites opened in April 2009
- Orlando, Florida Fairfield Inn & Suites opened in July 2009
- Orlando, Florida SpringHill Suites opened in July 2009
- Austin, Texas Courtyard opened in July 2009
- Chandler, Arizona Courtyard opened in September 2009
- Chandler, Arizona Fairfield Inn & Suites opened in September 2009
- Houston, Texas Marriott full service hotel opened in January 2010

(B) Represents elimination of historical depreciation and amortization expense of the acquired properties.

(C) Represents the depreciation on the hotels acquired based on the purchase price allocation to depreciable property and the dates the hotels began operation. The weighted average lives of the depreciable assets are 39 years for building and seven years for furniture, fixtures and equipment (FF&E). These estimated useful lives are based on management’s knowledge of the properties and the hotel industry in general.

(D) Interest expense related to prior owner’s debt which was not assumed has been eliminated. Interest income has been adjusted for funds used to acquire properties as of January 1, 2009, or the dates the hotels began operations.

(E) Represents preopening expenses which are the Seller’s responsibility and therefore have been eliminated.

(F) Estimated income tax expense of our wholly owned taxable REIT subsidiaries is zero based on the contractual agreement put in place between the Company and our lessees, based on a combined tax rate of 40% of taxable income. Based on the terms of the lease agreements, our taxable subsidiaries would have incurred a loss during these periods. No operating loss benefit has been recorded as realization is not certain.

(G) Represents costs incurred to complete the acquisition of existing businesses that occur on or after January 1, 2009, including, title, legal, accounting and other related costs, as well as the commission paid to Apple Suites Realty Group totaling 2% of purchase price per contract. These costs have been adjusted for hotel acquisitions on the latter of January 1, 2009, or the dates the hotels began operations.

(H) Represents adjustments to level of administrative costs associated with owning additional properties, including advisory fee, accounting and legal fees.

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Apple REIT Nine, Inc.

By:	/s/ Glade M. Knight

Glade M. Knight, Chief Executive Officer

December 27, 2010